[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report

January 31, 2001

Merrill Lynch
Natural
Resources
Trust

www.mlim.ml.com

MERRILL LYNCH NATURAL RESOURCES TRUST

DEAR SHAREHOLDER

Effective November 1, 2000, Merrill Lynch Global Resources Trust changed its name to Merrill Lynch Natural Resources Trust. The Trust's objective remained the same: to seek long-term growth of capital and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.

During the six-month period ended January 31, 2001, Merrill Lynch Natural Resources Trust enjoyed strong returns. The Trust's Class A, Class B, Class C and Class D Shares had total returns of +18.68%, +18.07%, +18.06% and +18.53%, respectively, compared to a +13.97% total return for the Lipper National Resources Funds average. (Investment results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.) Our investments in exploration and production companies leveraged to natural gas production, as well as oil service companies exposed to natural gas drilling activity, accounted for the strong investment results of the Trust. Virtually all other natural resource sectors declined in value during the 12-month period ended January 31, 2001. We focused our investment strategy on resources and commodities subject to high-capacity utilization, which helped position the Trust in better-performing energy investments, while avoiding poor return investments in the equities of the basic materials groups.

We continue to be heavily invested in the energy sector, with emphasis on natural gas leveraged production and oil service companies. North American natural gas prices traded more than $10 per thousand cubic feet in December 2000 as record cold weather led to high consumption and declining levels of stored natural gas. In our opinion, even if more moderate temperatures return, gas inventories will end the current heating season at close to record low levels. The need to refill natural gas storage during the summer of 2001, combined with increased gas demand to fuel new gas-fired electrical power generation, is expected to result in high natural gas prices throughout 2001 and into 2002.

While drilling for natural gas rose to record levels, the industry did not report a significant increase in natural gas production. In addition, much of the exploration is directed at short-lived wells, which means that drilling will need to remain high to maintain current production. We are concerned that high natural gas prices may lead to reduced commercial and industry demand as industry responds by switching to less expensive fuels or curtailing production. However, the increased use of natural gas in gas-fired combined cycle electricity generation may offset some of this projected demand loss.

Our energy outlook is supported by continued cohesion among members of the Organization of Petroleum Exporting Countries (OPEC). Our confidence in oil prices being sustained in the mid-$20 per barrel level increased after our visit to the Middle East nations of Saudi Arabia, Kuwait and Qatar in February 2000. During this visit, OPEC ministers stated their support for maintaining prices within a band around the $25 per barrel level. While prices greatly exceeded this level during the summer of 2000, a series of OPEC production increases returned the price to the targeted range. OPEC has announced that they are considering undertaking production cuts going into the seasonally low oil demand of spring to maintain their targeted prices. Should OPEC be successful in effectively reducing production, we believe that oil and oil service stocks could rally as investors' fears of prices falling below the $20 per barrel range subside. One caveat to our investment focus on energy is the current economic slowdown that appeared to accelerate during the final months of 2000. Slowing order patterns in many commodities were apparent last summer, which led

Merrill Lynch Natural Resources Trust                           January 31, 2001

us to reduce the Trust's equity holdings of metal, steel and paper companies. This helped the Trust as the equity returns of these groups, as measured by the Morgan Stanley Capital International Natural Resources Index, suffered significant declines during the first nine months of 2000. While volume and earnings projections continued to decrease for virtually all basic materials in the fourth quarter, the equities of many of these companies rallied significantly as it appeared that some investors were anticipating early action by the Federal Reserve Board to lower interest rates. In our view, the basic material groups have risen to a point where they have discounted interest rate cuts and a soft-landing economic scenario. Therefore, we continue to believe that investments in the energy sector offer better earnings visibility and asset valuations.

Portfolio Matters

We added energy holdings to the Trust throughout 2000. The majority of new investments continue to be in natural gas-leveraged production companies, although we significantly increased our exposure to oil service and drilling companies. Increased spending by oil and gas production companies should lead to higher drilling activity, as well as higher prices now that virtually all surplus capacity in the oil service sector has been absorbed. We sold some holdings in oil companies that had significant production of the heavier grades of oil. Increased production of heavy oil by OPEC members, and from Canada, caused a widening in the price differential between heavy grades and lighter grades of oil as refinery capacity to process heavy oil is limited. Given the long lead times to build refinery-upgrading capacity, we chose to take profits in companies that are exposed to the poorer heavy oil margin outlook. Our modest investments in alternative energy providers were disappointing. The investment prospects of alternative energy seem to be more correlated to the technology sector than to its future role in meeting energy needs.

In Conclusion

Our investments delivered strong returns in both 1999 and 2000, and we believe that our investments in the energy sector have further appreciation potential. The current economic environment is a cause for caution, as continued deterioration in global economic activity can depress demand for energy, as well as all commodities. However, shuttered capacity in many basic material groups, and the potential for continued supply problems for natural gas in North America, provide a positive investment backdrop for natural resources. We emphasize the role that these investments should play in a diversified portfolio and as a hedge for all consumers of commodities. Valuations in many energy stocks remain attractive even at oil and gas prices below current levels. In addition, there will be opportunities to rotate into investments that will benefit from moderating energy costs, as well as those commodities that may rally as the current economic slowdown abates.

We appreciate your investment in Merrill Lynch Natural Resources Trust, and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Robert M. Shearer

Robert M. Shearer
Senior Vice President and Portfolio Manager

March 15, 2001


2
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Merrill Lynch Natural Resources Trust                           January 31, 2001

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                          Ten Years/
                                                        6 Month          12 Month       Since Inception
As of January 31, 2001                               Total Return      Total Return      Total Return
=======================================================================================================
ML Natural Resources Trust Class A Shares               +18.68%          +36.37%           +135.58%
-------------------------------------------------------------------------------------------------------
ML Natural Resources Trust Class B Shares               +18.07           +35.25            +214.68
-------------------------------------------------------------------------------------------------------
ML Natural Resources Trust Class C Shares               +18.06           +35.21            + 41.89
-------------------------------------------------------------------------------------------------------
ML Natural Resources Trust Class D Shares               +18.53           +36.33            + 49.21
=======================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Trust's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.


3
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Merrill Lynch Natural Resources Trust                           January 31, 2001

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                             % Return Without     % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 12/31/00                           +39.33%            +32.01%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00                         + 8.56             + 7.40
--------------------------------------------------------------------------------
Ten Years Ended 12/31/00                          + 7.14             + 6.56
--------------------------------------------------------------------------------
 * Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**    Assuming maximum sales charge.

                                                  % Return            % Return
                                                Without CDSC         With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 12/31/00                            +37.89%             +33.89%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00                          + 7.44              + 7.44
--------------------------------------------------------------------------------
Ten Years Ended 12/31/00                           + 6.03              + 6.03
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                  % Return            % Return
                                                 Without CDSC        With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 12/31/00                             +37.90%            +36.90%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00                           + 7.44             + 7.44
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/00                                    + 6.57             + 6.57
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                             % Return Without     % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 12/31/00                          +38.90%             +31.61%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00                        + 8.28              + 7.12
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/00                                 + 7.41              + 6.48
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Merrill Lynch Natural Resources Trust                           January 31, 2001

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                                 Shares                                                                             Percent of
Industries                        Held                     Common Stocks                                   Value    Net Assets
==============================================================================================================================
Alternative Energy               53,600   +Millennium Cell Inc.                                        $   609,700         0.5%
==============================================================================================================================
Aluminum                         31,900    Alcoa Inc.                                                    1,172,006         1.1
==============================================================================================================================
Canadian                         37,100    Alberta Energy Company Ltd.                                   1,524,769         1.4
Independents                     49,200   +Anderson Exploration Ltd.                                       958,442         0.9
                                 63,400   +Baytex Energy Ltd.                                              477,136         0.4
                                134,350   +Canadian Hunter Exploration Ltd.                              3,095,911         2.9
                                 26,650   +Chieftain International, Inc.                                   626,275         0.6
                                106,000   +Cypress Energy Inc. (Class A)                                   660,073         0.6
                                153,700   +Genesis Exploration Ltd.                                      1,187,426         1.1
                                148,035   +Gulf Canada Resources Limited                                   803,522         0.8
                                197,700   +Gulf Canada Resources Limited (Ordinary)                      1,069,557         1.0
                                 38,500    Nexen Inc.                                                      896,154         0.8
                                 47,800   +Rio Alto Exploration Ltd.                                       875,458         0.8
                                 48,100   +Talisman Energy Inc.                                          1,673,809         1.6
                                 92,100   +Tesco Corporation                                               978,352         0.9
                                132,100   +Velvet Exploration Ltd.                                         334,319         0.3
                                                                                                       -----------        ----
                                                                                                        15,161,203        14.1
==============================================================================================================================
Coal                             34,000    CONSOL Energy Inc.                                              911,540         0.9
                                 70,000    Massey Energy Company                                         1,217,300         1.1
                                                                                                       -----------        ----
                                                                                                         2,128,840         2.0
==============================================================================================================================
Integrated Oil                   33,300    Amerada Hess Corporation                                      2,311,020         2.2
Companies                        38,900    Chevron Corporation                                           3,239,592         3.0
                                 16,800    Conoco Inc. (Class A)                                           462,840         0.4
                                 33,100    Conoco Inc. (Class B)                                           933,420         0.9
                                  8,200    ENI SpA (ADR) (a)                                               533,000         0.5
                                 32,214    Exxon Mobil Corporation                                       2,710,808         2.5
                                 37,822    Kerr-McGee Corporation                                        2,445,570         2.3
                                 45,100    Murphy Oil Corporation                                        2,613,094         2.4
                                 17,000    Phillips Petroleum Company                                      996,710         0.9
                                 15,200    Royal Dutch Petroleum Company (NY Registered Shares)            917,320         0.8
                                 23,750    Texaco Inc.                                                   1,458,250         1.4
                                 50,600    USX-Marathon Group                                            1,384,416         1.3
                                                                                                       -----------        ----
                                                                                                        20,006,040        18.6
==============================================================================================================================
Metals & Mining               1,174,009    M.I.M. Holdings Limited                                         606,080         0.6
                                 82,950   +Stillwater Mining Company                                     3,251,640         3.0
                                143,000    WMC Limited                                                     578,022         0.5
                                                                                                       -----------        ----
                                                                                                         4,435,742         4.1
==============================================================================================================================

Merrill Lynch Natural Resources Trust                           January 31, 2001

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                                 Shares                                                                             Percent of
Industries                        Held                     Common Stocks                              Value         Net Assets
==============================================================================================================================
Offshore/Land                   341,100   +Drillers Technology Corp.                               $   352,118             0.3%
Drilling                         96,450   +Drillers Technology Corp. (Warrants)                         19,271             0.0
                                 41,400    Ensign Resource Service Group, Inc.                       1,410,330             1.3
                                 35,400   +Global Marine Inc.                                        1,017,750             1.0
                                 38,100    Helmerich & Payne, Inc.                                   1,821,561             1.7
                                 28,700   +Nabors Industries, Inc.                                   1,693,587             1.6
                                 53,000   +Noble Drilling Corporation                                2,391,360             2.2
                                 55,600   +Precision Drilling Corporation                            2,082,917             1.9
                                 75,500   +R&B Falcon Corporation                                    1,691,200             1.6
                                 43,900   +Rowan Companies, Inc.                                     1,198,470             1.1
                                 35,600    Santa Fe International Corporation                        1,206,840             1.1
                                 67,600   +UTI Energy Corp.                                          2,230,124             2.1
                                                                                                   -----------            ----
                                                                                                    17,115,528            15.9
==============================================================================================================================
Oil & Gas Producers              16,900    Anadarko Petroleum Corporation                              961,610             0.9
                                 40,700    Apache Corporation                                        2,344,320             2.2
                                 12,200   +Barrett Resources Corporation                               555,100             0.5
                                 26,797    Burlington Resources Inc.                                 1,133,513             1.0
                                 35,600    Cabot Oil & Gas Corporation (Class A)                       997,512             0.9
                                 62,200    Devon Energy Corporation                                  3,408,560             3.2
                                 95,300    EOG Resources, Inc.                                       4,168,422             3.9
                                 37,300    Noble Affiliates, Inc.                                    1,580,028             1.5
                                 45,800    Ocean Energy Inc.                                           797,378             0.7
                                 37,800    Pogo Producing Company                                      987,336             0.9
                                  9,400   +Stone Energy Corporation                                    510,514             0.5
                                 33,200    Unocal Corporation                                        1,146,064             1.1
                                                                                                   -----------            ----
                                                                                                    18,590,357            17.3
==============================================================================================================================
Oil Services                     42,400   +BJ Services Company                                       3,319,072             3.1
                                 50,400    Baker Hughes Incorporated                                 2,084,040             1.9
                                 25,100    Coflexip SA (ADR) (a)                                     1,813,475             1.7
                                 13,600   +Cooper Cameron Corporation                                  873,528             0.8
                                 37,600   +Grant Prideco, Inc.                                         794,488             0.7
                                 31,800   +National-Oilwell, Inc.                                    1,160,382             1.1
                                153,200    Saipem SpA                                                  968,837             0.9
                                 44,600   +Stolt Offshore, SA                                          518,475             0.5
                                 20,300   +Stolt Offshore, SA (ADR) (a)                                225,837             0.2
                                 17,800    Tidewater Inc.                                              851,730             0.8
                                 69,525   +Weatherford International, Inc.                           3,398,382             3.2
                                                                                                   -----------            ----
                                                                                                    16,008,246            14.9
==============================================================================================================================

Merrill Lynch Natural Resources Trust                           January 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                                 Shares                                                                              Percent of
Industries                        Held                     Common Stocks                                   Value     Net Assets
===============================================================================================================================
Paper Products                  120,000    Sappi Limited (ADR) (a)                                      $  919,200          0.9%
===============================================================================================================================
Pipelines                        30,873    El Paso Energy Corporation                                      1,941,912        1.8
                                 22,000    Equitable Resources, Inc.                                       1,290,960        1.2
                                 29,400    The Williams Companies, Inc.                                    1,150,422        1.1
                                                                                                        ------------      -----
                                                                                                           4,383,294        4.1
===============================================================================================================================
Refining                         36,600    Sunoco, Inc.                                                    1,171,200        1.1
===============================================================================================================================
                                           Total Common Stocks (Cost--$75,600,394)                       101,701,356       94.6
===============================================================================================================================
                                  Face
                                 Amount                  Short-Term Securities
===============================================================================================================================
Repurchase                   $4,232,000    J.P. Morgan Securities Inc., purchased on 1/31/2001 to
Agreements*                                yield 5.66% to 2/01/2001                                        4,232,000        3.9
                              2,000,000    UBS Warburg Corp. LLC, purchased on 1/31/2001 to yield
                                           5.68% to 2/01/2001                                              2,000,000        1.9
===============================================================================================================================
                                           Total Short-Term Securities (Cost--$6,232,000)                  6,232,000        5.8
===============================================================================================================================
Total Investments (Cost--$81,832,394)                                                                    107,933,356      100.4

Liabilities in Excess of Other Assets                                                                       (421,585)      (0.4)
                                                                                                        ------------      -----
Net Assets                                                                                              $107,511,771      100.0%
                                                                                                        ============      =====
===============================================================================================================================

(a)   American Depositary Receipts (ADR).
* Repurchase Agreements are fully collateralized by US Government & Agency Obligations.
+     Non-income producing security.

      See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                           January 31, 2001

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 2001

Assets:            Investments, at value (identified cost--$81,832,394) .......................                   $107,933,356
                   Cash .......................................................................                         23,627
                   Foreign cash ...............................................................                          3,215
                   Receivables:
                       Beneficial interest sold ...............................................    $    438,575
                       Dividends ..............................................................          32,269        470,844
                                                                                                   ------------
                   Prepaid registration fees and other assets .................................                         38,660
                                                                                                                  ------------
                   Total assets ...............................................................                    108,469,702
                                                                                                                  ------------
==============================================================================================================================
Liabilities:       Payables:
                       Beneficial interest redeemed ...........................................         776,798
                       Investment adviser .....................................................          57,894
                       Distributor ............................................................          41,284        875,976
                                                                                                   ------------
                   Accrued expenses and other liabilities .....................................                         81,955
                                                                                                                  ------------
                   Total liabilities ..........................................................                        957,931
                                                                                                                  ------------
==============================================================================================================================
Net Assets:        Net assets .................................................................                   $107,511,771
                                                                                                                  ============
==============================================================================================================================
Net Assets         Class A Shares of beneficial interest, $.10 par value, unlimited number
Consist of:        of shares authorized .......................................................                   $     79,542
                   Class B Shares of beneficial interest, $.10 par value, unlimited number
                   of shares authorized .......................................................                        139,640
                   Class C Shares of beneficial interest, $.10 par value, unlimited number
                   of shares authorized .......................................................                         17,870
                   Class D Shares of beneficial interest, $.10 par value, unlimited number
                   of shares authorized .......................................................                        297,765
                   Paid-in capital in excess of par ...........................................                     98,146,389
                   Accumulated investment loss--net ...........................................                       (164,856)
                   Accumulated realized capital losses on investments and foreign
                   currency transactions--net .................................................                     (4,584,507)
                   Accumulated distributions in excess of realized capital gains on investments
                   and foreign currency transactions--net .....................................                    (12,521,061)
                   Unrealized appreciation on investments and foreign currency
                   transactions--net ..........................................................                     26,100,989
                                                                                                                  ------------
                   Net assets .................................................................                   $107,511,771
                                                                                                                  ============
==============================================================================================================================
Net Asset Value:   Class A--Based on net assets of $16,068,215 and 795,423 shares
                            of beneficial interest outstanding ................................                   $      20.20
                                                                                                                  ============
                   Class B--Based on net assets of $27,918,753 and 1,396,395 shares
                            of beneficial interest outstanding ................................                   $      19.99
                                                                                                                  ============
                   Class C--Based on net assets of $3,528,390 and 178,701 shares
                            of beneficial interest outstanding ................................                   $      19.74
                                                                                                                  ============
                   Class D--Based on net assets of $59,996,413 and 2,977,650 shares
                            of beneficial interest outstanding ................................                   $      20.15
                                                                                                                  ============
==============================================================================================================================

            See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                           January 31, 2001

Statement of Operations for the Six Months Ended January 31, 2001

Investment              Dividends (net of $4,718 foreign withholding tax) ..                   $    402,407
Income:                 Interest and discount earned .......................                        202,351
                                                                                               ------------
                        Total income .......................................                        604,758
                                                                                               ------------
===========================================================================================================
Expenses:               Investment advisory fees ...........................   $    302,238
                        Account maintenance & distribution fees--Class B ...        121,703
                        Account maintenance fees--Class D ..................         73,457
                        Transfer agent fees--Class D .......................         46,461
                        Professional fees ..................................         39,765
                        Accounting services ................................         37,498
                        Printing and shareholder reports ...................         33,624
                        Transfer agent fees--Class B .......................         23,283
                        Trustees' fees and expenses ........................         23,212
                        Registration fees ..................................         20,091
                        Custodian fees .....................................         14,830
                        Account maintenance & distribution fees--Class C ...         13,381
                        Transfer agent fees--Class A .......................         11,858
                        Transfer agent fees--Class C .......................          2,613
                        Pricing fees .......................................            693
                        Other ..............................................          2,823
                                                                               ------------
                        Total expenses .....................................                        767,530
                                                                                               ------------
                        Investment loss--net ...............................                       (162,772)
                                                                                               ------------
===========================================================================================================
Realized &              Realized gain (loss) on:
Unrealized Gain             Investments--net ...............................      2,479,117
(Loss) on                   Foreign currency transactions--net .............         (7,525)      2,471,592
Investments &                                                                  ------------
Foreign Currency        Change in unrealized appreciation/depreciation on:
Transactions--Net:          Investments--net ...............................     13,513,673
                            Foreign currency transactions--net .............            408      13,514,081
                                                                               ------------    ------------
                        Net Increase in Net Assets Resulting from Operations                   $ 15,822,901
                                                                                               ============
===========================================================================================================

      See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                           January 31, 2001

Statements of Changes in Net Assets

                                                                                              For the Six           For the
                                                                                              Months Ended        Year Ended
                                                                                               January 31,         July 31,
Increase (Decrease) in Net Assets:                                                                2001               2000
=============================================================================================================================
Operations:            Investment loss--net .............................................     $    (162,772)     $   (192,235)
                       Realized gain on investments and foreign currency
                       transactions--net ................................................         2,471,592           159,729
                       Change in unrealized appreciation/depreciation on investments and
                       foreign currency transactions--net ...............................        13,514,081         7,108,449
                                                                                              -------------      ------------
                       Net increase in net assets resulting from operations .............        15,822,901         7,075,943
                                                                                              -------------      ------------
=============================================================================================================================
Dividends to           In excess of investment income--net:
Shareholders:              Class A ......................................................                --           (23,800)
                           Class D ......................................................                --           (64,246)
                                                                                              -------------      ------------
                       Net decrease in net assets resulting from dividends to
                       shareholders .....................................................                --           (88,046)
                                                                                              -------------      ------------
=============================================================================================================================
Beneficial Interest    Net increase (decrease) in net assets derived from beneficial
Transactions:          interest transactions ............................................         5,218,343        (9,842,462)
                                                                                              -------------      ------------
=============================================================================================================================
Net Assets:            Total increase (decrease) in net assets ..........................        21,041,244        (2,854,565)
                       Beginning of period ..............................................        86,470,527        89,325,092
                                                                                              -------------      ------------
                       End of period ....................................................     $ 107,511,771      $ 86,470,527
                                                                                              =============      ============
=============================================================================================================================

            See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                           January 31, 2001

Financial Highlights

                                                                                                 Class A+
                                                                    -------------------------------------------------------------
                                                                      For the
The following per share data and ratios have been derived           Six Months
from information provided in the financial statements.                 Ended                 For the Year Ended July 31,
                                                                    January 31,     ---------------------------------------------
Increase (Decrease) in Net Asset Value:                                 2001          2000         1999        1998        1997
=================================================================================================================================
Per Share              Net asset value, beginning of period ...       $  17.02      $  15.52     $  12.93    $  19.90    $  17.27
Operating                                                             --------      --------     --------    --------    --------
Performance:           Investment income--net .................            .01           .03          .10         .13         .14
                       Realized and unrealized gain (loss) on
                       investments and foreign currency
                       transactions--net ......................           3.17          1.51         2.75       (5.00)       2.91
                                                                      --------      --------     --------    --------    --------
                       Total from investment operations .......           3.18          1.54         2.85       (4.87)       3.05
                                                                      --------      --------     --------    --------    --------
                       Less dividends and distributions:
                           Investment income--net .............             --            --         (.17)       (.10)       (.23)
                           In excess of investment income--net              --          (.04)        (.01)         --          --
                           Realized gain on investments--net ..             --            --           --       (1.35)       (.19)
                           In excess of realized gain on
                           investments--net ...................             --            --         (.08)       (.65)         --
                                                                      --------      --------     --------    --------    --------
                       Total dividends and distributions ......             --          (.04)        (.26)      (2.10)       (.42)
                                                                      --------      --------     --------    --------    --------
                       Net asset value, end of period .........       $  20.20      $  17.02     $  15.52    $  12.93    $  19.90
                                                                      ========      ========     ========    ========    ========
=================================================================================================================================
Total Investment       Based on net asset value per share .....         18.68%++       9.98%       22.91%     (27.00%)     17.95%
Return:**                                                             ========      ========     ========    ========    ========
=================================================================================================================================
Ratios to Average      Expenses ...............................          1.10%*        1.16%        1.28%       1.07%       1.01%
Net Assets:                                                           ========      ========     ========    ========    ========
                       Investment income--net .................           .08%*         .20%         .75%        .79%        .76%
                                                                      ========      ========     ========    ========    ========
=================================================================================================================================
Supplemental           Net assets, end of period (in thousands)       $ 16,068      $ 13,100     $  9,138    $  9,082    $ 18,504
Data:                                                                 ========      ========     ========    ========    ========
                       Portfolio turnover .....................         19.08%        51.36%       50.48%      21.04%      24.23%
                                                                      ========      ========     ========    ========    ========
=================================================================================================================================

             *    Annualized.
            **    Total investment returns exclude the effects of sales charges.
             +    Based on average shares outstanding.
            ++    Aggregate total investment return.

                  See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                           January 31, 2001

Financial Highlights (continued)

                                                                                               Class B+
                                                                   ------------------------------------------------------------
                                                                     For the
The following per share data and ratios have been derived          Six Months
from information provided in the financial statements.                Ended                  For the Year Ended July 31,
                                                                   January 31,   ----------------------------------------------
Increase (Decrease) in Net Asset Value:                                2001        2000         1999         1998        1997
===============================================================================================================================
Per Share               Net asset value, beginning of period ...   $   16.93     $  15.56     $  12.79     $ 19.80     $  17.16
Operating                                                          ---------     --------     --------     -------     --------
Performance:            Investment loss--net ...................        (.09)        (.14)        (.04)       (.05)        (.05)
                        Realized and unrealized gain (loss) on
                        investments and foreign currency
                        transactions--net ......................        3.15         1.51         2.81       (4.96)        2.90
                                                                   ---------     --------     --------     -------     --------
                        Total from investment operations .......        3.06         1.37         2.77       (5.01)        2.85
                                                                   ---------     --------     --------     -------     --------
                        Less dividends and distributions:
                            Investment income--net .............          --           --           --          --         (.02)
                            Realized gain on investments--net ..          --           --           --       (1.35)        (.19)
                            In excess of realized gain on
                            investments--net ...................          --           --           --        (.65)          --
                                                                   ---------     --------     --------     -------     --------
                        Total dividends and distributions ......          --           --           --       (2.00)        (.21)
                                                                   ---------     --------     --------     -------     --------
                        Net asset value, end of period .........   $   19.99     $  16.93     $  15.56     $ 12.79     $  19.80
                                                                   =========     ========     ========     =======     ========
===============================================================================================================================
Total Investment        Based on net asset value per share .....      18.07%++      8.80%       21.66%     (27.76%)      16.72%
Return:**                                                          =========     ========     ========     =======     ========
===============================================================================================================================
Ratios to Average       Expenses ...............................       2.14%*       2.21%        2.35%       2.11%        2.04%
Net Assets:                                                        =========     ========     ========     =======     ========
                        Investment loss--net ...................       (.95%)*      (.85%)       (.28%)      (.29%)       (.29%)
                                                                   =========     ========     ========     =======     ========
===============================================================================================================================
Supplemental            Net assets, end of period (in thousands)   $  27,919     $ 19,223     $ 21,450     $ 9,794     $ 77,386
Data:                                                              =========     ========     ========     =======     ========
                        Portfolio turnover .....................      19.08%       51.36%       50.48%      21.04%       24.23%
                                                                   =========     ========     ========     =======     ========
===============================================================================================================================

             *    Annualized.
            **    Total investment returns exclude the effects of sales charges.
             +    Based on average shares outstanding.
            ++    Aggregate total investment return.

                  See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                           January 31, 2001

Financial Highlights (continued)

                                                                                             Class C+
                                                                  ------------------------------------------------------------
                                                                    For the
The following per share data and ratios have been derived         Six Months
from information provided in the financial statements.               Ended                 For the Year Ended July 31,
                                                                  January 31,   -----------------------------------------------
Increase (Decrease) in Net Asset Value:                               2001        2000         1999         1998        1997
===============================================================================================================================
Per Share               Net asset value, beginning of period ...   $ 16.72      $  15.36     $  12.67     $  19.64     $  17.08
Operating                                                          -------      --------     --------     --------     --------
Performance:            Investment loss--net ...................      (.09)         (.14)        (.04)        (.04)        (.06)
                        Realized and unrealized gain (loss)
                        on investments and foreign currency
                        transactions--net ......................      3.11          1.50         2.77        (4.93)        2.90
                                                                   -------      --------     --------     --------     --------
                        Total from investment operations .......      3.02          1.36         2.73        (4.97)        2.84
                                                                   -------      --------     --------     --------     --------
                        Less dividends and distributions:
                            Investment income--net .............        --            --           --           --         (.09)
                            Realized gain on investments--net ..        --            --           --        (1.35)        (.19)
                            In excess of realized gain on
                            investments--net ...................        --            --         (.04)        (.65)          --
                                                                   -------      --------     --------     --------     --------
                        Total dividends and distributions ......        --            --         (.04)       (2.00)        (.28)
                                                                   -------      --------     --------     --------     --------
                        Net asset value, end of period .........   $ 19.74      $  16.72     $  15.36     $  12.67     $  19.64
                                                                   =======      ========     ========     ========     ========
===============================================================================================================================
Total Investment        Based on net asset value per share .....    18.06%++       8.85%       21.68%      (27.78%)      16.77%
Return:**                                                          =======      ========     ========     ========     ========
===============================================================================================================================
Ratios to Average       Expenses ...............................     2.14%*        2.21%        2.33%        2.12%        2.06%
Net Assets:                                                        =======      ========     ========     ========     ========
                        Investment loss--net ...................     (.99%)*       (.86%)       (.33%)       (.29%)       (.33%)
                                                                   =======      ========     ========     ========     ========
===============================================================================================================================
Supplemental            Net assets, end of period (in thousands)   $ 3,528      $  1,782     $  2,039     $  1,461     $  2,680
Data:                                                              =======      ========     ========     ========     ========
                        Portfolio turnover .....................    19.08%        51.36%       50.48%       21.04%       24.23%
                                                                   =======      ========     ========     ========     ========
===============================================================================================================================

             *    Annualized.
            **    Total investment returns exclude the effects of sales charges.
             +    Based on average shares outstanding.
            ++    Aggregate total investment return.

                  See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                           January 31, 2001

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                                  Class D+
                                                                  -----------------------------------------------------------------
                                                                    For the
The following per share data and ratios have been derived         Six Months
from information provided in the financial statements.               Ended                 For the Year Ended July 31,
                                                                  January 31,   ---------------------------------------------------
Increase (Decrease) in Net Asset Value:                               2001           2000        1999         1998          1997
===================================================================================================================================
Per Share               Net asset value, beginning of period ...   $   17.00      $   15.51    $   12.89    $   19.83    $    17.21
Operating                                                          ---------      ---------    ---------    ---------    ----------
Performance:            Investment income (loss)--net ..........        (.01)          (.01)         .06          .09           .09
                        Realized and unrealized gain (loss) on
                        investments and foreign currency
                        transactions--net ......................        3.16           1.52         2.77        (4.99)         2.91
                                                                   ---------      ---------    ---------    ---------    ----------
                        Total from investment operations .......        3.15           1.51         2.83        (4.90)         3.00
                                                                   ---------      ---------    ---------    ---------    ----------
                        Less dividends and distributions:
                            Investment income--net .............          --             --         (.12)        (.04)         (.19)
                            In excess of investment income--net           --           (.02)        (.01)          --            --
                            Realized gain on investments--net ..          --             --           --        (1.35)         (.19)
                            In excess of realized gain on
                            investments--net ...................          --             --         (.08)        (.65)           --
                                                                   ---------      ---------    ---------    ---------    ----------
                        Total dividends and distributions ......          --           (.02)        (.21)       (2.04)         (.38)
                                                                   ---------      ---------    ---------    ---------    ----------
                        Net asset value, end of period .........   $   20.15      $   17.00    $   15.51    $   12.89    $    19.83
                                                                   =========      =========    =========    =========    ==========
===================================================================================================================================
Total Investment        Based on net asset value per share .....      18.53%++        9.75%       22.56%      (27.15%)       17.66%
Return:**                                                          =========      =========    =========    =========    ==========
===================================================================================================================================
Ratios to Average       Expenses ...............................       1.35%*         1.42%        1.54%        1.32%         1.26%
Net Assets:                                                        =========      =========    =========    =========    ==========
                        Investment income (loss)--net ..........       (.14%)*        (.05%)        .50%         .55%          .51%
                                                                   =========      =========    =========    =========    ==========
===================================================================================================================================
Supplemental            Net assets, end of period (in thousands)   $  69,997      $  52,366    $  56,698    $  60,220    $  107,403
Data:                                                              =========      =========    =========    =========    ==========
                        Portfolio turnover .....................      19.08%         51.36%       50.48%       21.04%        24.23%
                                                                   =========      =========    =========    =========    ==========
===================================================================================================================================

             *    Annualized.
            **    Total investment returns exclude the effects of sales charges.
             +    Based on average shares outstanding.
            ++    Aggregate total investment return.

                  See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                           January 31, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Natural Resources Trust (the "Trust") (formerly Merrill Lynch Global Resources Trust) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Trust offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees of the Trust as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and other assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trustees of the Trust.

(b) Repurchase agreements--The Trust invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Trust may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Trust's records. However, the effect on net investment income is recorded from the date the Trust enters into such contracts.

o Options--The Trust can write covered call options and purchase put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss

Merrill Lynch Natural Resources Trust                           January 31, 2001
on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or greater than the premiums paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend dates. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities under a different method effective August 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to cost of securities and a corresponding adjustment in net unrealized appreciation/depreciation, based on securities held as of July 31, 2001.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Trust are recorded on the ex-dividend dates. Distributions in excess of investment income and distributions in excess of realized capital gains are due primarily to deferring tax treatments for post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee of .60%, on an annual basis, of the average daily value of the Trust's net assets.

Pursuant to the Distribution Plans adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class B ...................................           .25%             .75%
Class C ...................................           .25%             .75%
Class D ...................................           .25%              --
--------------------------------------------------------------------------------

Merrill Lynch Natural Resources Trust                           January 31, 2001

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Trust's Class D Shares as follows:

--------------------------------------------------------------------------------
                                                             FAMD         MLPF&S
--------------------------------------------------------------------------------
Class D .........................................           $2,805       $38,490
--------------------------------------------------------------------------------

For the six months ended January 31, 2001, MLPF&S received contingent deferred sales charges of $29,644 and $720 relating to transactions in Class B and C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $26 relating to transactions subject to front-end sales charge waivers in Class D Shares.

In addition, MLPF&S received $15,974 in commissions on the execution of portfolio security transactions for the Trust for the six months ended January 31, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Accounting services were provided to the Trust by MLIM through December 31, 2000. Up to this date, the Trust reimbursed MLIM $29,977 for these services. As of January 1, 2001, accounting services are provided for the Trust by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Trust. The Trust will pay the cost of these services. In addition, the Trust will reimburse MLIM for the cost of certain additional accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2001 were $20,642,234 and $17,774,922, respectively.

Net realized gains (losses) for the six months ended January 31, 2001 and net unrealized gains as of January 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                     Realized        Unrealized
                                                  Gains (Losses)        Gains
--------------------------------------------------------------------------------
Long-term investments .......................       $2,479,117       $26,100,962
Foreign currency transactions ...............           (7,525)               27
                                                    ----------       -----------
Total .......................................       $2,471,592       $26,100,989
                                                    ==========       ===========
--------------------------------------------------------------------------------

As of January 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $26,100,962, of which $29,263,424 related to appreciated securities and $3,162,462 related to depreciated securities. At January 31, 2001, the aggregate cost of investments for Federal income tax purposes was $81,832,394.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $5,218,343 and $(9,842,462) for the six months ended January 31, 2001 and for the year ended July 31, 2000, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended January 31, 2001                          Shares                 Amount
--------------------------------------------------------------------------------
Shares sold .......................             457,832             $ 8,915,853
Shares redeemed ...................            (432,196)             (8,240,997)
                                               --------             -----------
Net increase ......................              25,636             $   674,856
                                               ========             ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2000                               Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................          805,556          $ 13,068,358
Shares issued to shareholders
in reinvestment of dividends ...........            1,475                20,889
                                                 --------          ------------
Total issued ...........................          807,031            13,089,247
Shares redeemed ........................         (626,145)          (10,317,455)
                                                 --------          ------------
Net increase ...........................          180,886          $  2,771,792
                                                 ========          ============
--------------------------------------------------------------------------------

Merrill Lynch Natural Resources Trust                           January 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended January 31, 2001                            Shares               Amount
--------------------------------------------------------------------------------
Shares sold ...........................           491,240           $ 9,502,770
Automatic conversion
of shares .............................           (40,550)             (776,680)
Shares redeemed .......................          (189,700)           (3,609,296)
                                                 --------           -----------
Net increase ..........................           260,990           $ 5,116,794
                                                 ========           ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2000                               Shares               Amount
--------------------------------------------------------------------------------
Shares sold ...........................           378,695           $ 6,296,891
Automatic conversion
of shares .............................          (139,160)           (2,259,044)
Shares redeemed .......................          (483,004)           (7,621,936)
                                                 --------           -----------
Net decrease ..........................          (243,469)          $(3,584,089)
                                                 ========           ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended January 31, 2001                            Shares               Amount
--------------------------------------------------------------------------------
Shares sold ...........................           119,599           $ 2,305,185
Shares redeemed .......................           (47,476)             (889,670)
                                                 --------           -----------
Net increase ..........................            72,123           $ 1,415,515
                                                 ========           ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year ...........                                Dollar
Ended July 31, 2000                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ...........................            77,315           $ 1,280,234
Shares redeemed .......................          (103,472)           (1,621,178)
                                                 --------           -----------
Net decrease ..........................           (26,157)          $  (340,944)
                                                 ========           ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                      Dollar
Ended January 31, 2001                            Shares               Amount
--------------------------------------------------------------------------------
Shares sold ...........................           111,082           $ 2,191,157
Automatic conversion
of shares .............................            40,335               776,680
                                                 --------           -----------
Total issued ..........................           151,417             2,967,837
Shares redeemed .......................          (254,990)           (4,956,659)
                                                 --------           -----------
Net decrease ..........................          (103,573)          $(1,988,822)
                                                 ========           ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 2000                               Shares              Amount
--------------------------------------------------------------------------------
Shares sold ...........................           259,754          $  4,274,364
Automatic conversion
of shares .............................           139,039             2,259,044
Shares issued to shareholders
in reinvestment of dividends ..........             3,227                45,733
                                                 --------          ------------
Total issued ..........................           402,020             6,579,141
Shares redeemed .......................          (976,017)          (15,268,362)
                                                 --------          ------------
Net decrease ..........................          (573,997)         $ (8,689,221)
                                                 ========          ============
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

On December 1, 2000, the Trust, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Trust did not borrow under the facility during the six months ended January 31, 2001.

6. Capital Loss Carryforward:

At July 31, 2000, the Trust had a net capital loss carryforward of approximately $19,490,000, of which $9,970,000 expires in 2007 and $9,520,000 expires in 2008.
This amount will be available to offset like amounts of any future taxable gains.

Merrill Lynch Natural Resources Trust                           January 31, 2001

PORTFOLIO INFORMATION

As of January 31, 2001

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
EOG Resources, Inc. ..........................................            3.9%
Devon Energy Corporation .....................................            3.2
Weatherford International, Inc. ..............................            3.2
BJ Services Company ..........................................            3.1
Stillwater Mining Company ....................................            3.0
Chevron Corporation ..........................................            3.0
Canadian Hunter Exploration Ltd. .............................            2.9
Exxon Mobil Corporation ......................................            2.5
Murphy Oil Corporation .......................................            2.4
Kerr-McGee Corporation .......................................            2.3

                                                                      Percent of
Geographic Allocation                                                 Net Assets
United States ................................................           71.7%
Canada .......................................................           17.1
France .......................................................            1.7
Italy ........................................................            1.4
Australia ....................................................            1.1
South Africa .................................................            0.9
Norway .......................................................            0.7

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
Stephen B. Swensrud, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Robert C. Doll, Jr., Senior Vice President
Robert M. Shearer, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary

--------------------------------------------------------------------------------
Jack B. Sunderland and Arthur Zeikel, Trustees of Merrill Lynch Natural Resources Trust, have recently retired. The Trust's Board of Trustees wishes Messrs. Sunderland and Zeikel well in their retirements.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


19
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[LOGO] Merrill Lynch Investment Managers
                                                                       [GRAPHIC]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Natural Resources Trust
Box 9011
Princeton, NJ
08543-9011

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